UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 2004


                          OneSource Technologies, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                      000-30969                65-0691963
 ------------------------------      ----------------------      -------------
(State or other jurisdiction of     (Commission File Number)     (IRS Employer
incorporation or jurisdiction)                                   Identification
                                                                    Number)


 15730 N. 83rd Way, Suite 104, Scottsdale, Arizona                  85260
 -------------------------------------------------                  -----
     (Address of principal executive office)                     (Zip Code)



       Registrant's telephone number, including area code: (800) 279-0859


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.      Entry into a Material Definitive Agreement.

Revised Merger Agreement

     On November 9, 2004, OneSource Technologies, Inc. entered into a Revised Merger Agreement with First Financial Computer Services, Inc., an Arkansas corporation ("FFCS"), Robert H. Thomason, Mary H. Thomason, Randy H. Thomason, and Jon M. Thomason. Robert H. Thomason is a director of our company. Mary Thomason is the spouse of Mr. Thomason, and Randy and Jon Thomason are sons of Mr. and Mrs. Thomason.

     The Revised Merger Agreement made certain non-substantive changes to and superceded the Merger Agreement dated June 14, 2004, between the same parties. Pursuant to the Revised Merger Agreement, on November 9, 2004, FFCS was merged with and into our company, with our company surviving the merger and succeeding to and possessing all of the assets, liabilities, and business operations of FFCS.

     Prior to the merger, FFCS was a single-source provider of equipment sales, leasing, and maintenance services to large national customers in the financial services industry. FFCS recorded revenue of approximately $11.8 million (unaudited) in calendar 2003. FFCS's services to its established national client base are complementary to the services already provided by our company. We plan to continue the business operations of FFCS acquired in the merger. As a result, the merger will significantly expand the geographic scope of our operations as well as the breadth of services that we can offer our clients. The combined companies will serve clients in 41 states. We will continue to maintain our headquarters in Scottsdale, Arizona.

     Pursuant to the Revised Merger Agreement, we issued the following consideration to the Thomasons:

     o    Cash in the aggregate amount of $1,500,000;
     o    An aggregate of 9,500,000 shares of our common stock; and
     o Unsecured promissory notes in the aggregate principal amount of $1,000,000. See Item 2.03, "Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant - Thomason Notes," for a more detailed description of these notes.

     The Revised Merger Agreement includes provisions that (a) prohibit the Thomasons from engaging in competitive activities for a period of three years after November 9, 2004; (b) prohibit the Thomasons from disclosing confidential information to third parties; and (c) prohibit the Thomasons from soliciting past, present, or future customers or suppliers of our company or FFCS or any employee, independent contractor, or agent of our company or FFCS for a period of three years after November 9, 2004.

     Pursuant to the Revised Merger Agreement, we entered into an independent contractor agreement or employment agreement with each of the Thomasons. See "Independent Contractor and Employment Agreements," below, for a description of these agreements. In addition, under the Revised Merger Agreement we granted the Thomasons unlimited "piggyback" registration rights if we register any new sales of our stock to the public, subject to customary underwriters' cutbacks. Under the Revised Merger Agreement, our company also agreed that, so long as any of the promissory notes issued to the Thomasons remains outstanding, we will not take certain corporate actions without the prior written consent of Robert H. Thomason.

     The foregoing summary of the Revised Merger Agreement is qualified in its entirety by reference to the Revised Merger Agreement, which is attached as
Exhibit 2.1 to this Form 8-K.

     Pursuant to the Professional Services Agreement described below, we incurred a fee of $196,750 to Partners Resource Management, LLC, or "PRM," for management services provided to our company in connection with the merger. Michael L. Hirschey, our Chief Executive Officer and a director of our company, is the sole member of PRM. Mr. Hirschey, Leonard J. Ksobiech, who is our Chief Financial Officer, and other members of our management team are employees of PRM.



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Credit Agreement

     Effective November 9, 2004, our company entered into a Credit Agreement with Comerica Bank, as lender. See Item 2.03, "Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant - Credit Agreement," for a more detailed description of the Credit Agreement and related transactions.

Independent Contractor and Employment Agreements

     Pursuant to the Revised Merger Agreement, effective November 9, 2004, we entered into an Independent Contractor Agreement with Robert H. Thomason, a director of our company. Under this agreement, we have engaged Mr. Thompson to provide certain services to our company relating to special projects assigned by our company and accepted by Mr. Thomason. The initial term of the agreement expires on November 9, 2005, except that either party may shorten the initial term upon payment in full of the promissory note issued to Mr. Thomason in connection with the merger. The agreement may be renewed for successive one-year terms if agreed upon by the parties provided that, in Mr. Thomason's discretion, the agreement will automatically renew for successive one-year terms as long as Mr. Thomason's promissory note has not been paid in full. We will pay Mr. Thomason compensation of $157,000 during the initial term of the agreement.

     If Mr. Thomason terminates his agreement for "Contractor Cause," as defined in the agreement, or if we terminate the agreement without "Cause," as defined in the agreement, then we will continue to pay Mr. Thomason his compensation for the remainder of the initial term plus any required notice period if the termination occurs during any renewal term, provided Mr. Thomason continues to be in compliance with the restrictive covenants set forth in the agreement. If Mr. Thomason terminates the agreement without Contractor Cause or if we terminate the agreement for Cause, we will have no further obligation to pay compensation under the agreement.

     Also pursuant to the Revised Merger Agreement, effective November 9, 2004, we entered into employment agreements with each of Randy H. Thomason, Jon M. Thomason, and Mary H. Thomason. Under these agreements, (a) Randy Thomason will serve as our President at a base salary of $157,000 per year; (b) Jon Thomason will serve as our Executive Vice President of Field Services at a base salary of $157,000 per year; and (c) Mary Thomason will serve as an Executive Assistant at a base salary of $36,000 per year. The employment agreements with Randy Thomason and Jon Thomason have initial terms of three years and will automatically renew for successive one-year terms, unless either party terminates by giving written notice to the other party at least 30 days prior to the then-current term. The employment agreement with Mary Thomason has an initial term of one year and will automatically renew for successive one-year terms if the promissory note issued to Ms. Thomason in connection with the merger has not been paid in full.

     If an employee terminates his or her agreement for "Employee Cause," as defined in the agreement, or if we terminate an employee without "Cause," as defined in the agreement, then we will continue to pay the employee his or her base salary for the remainder of the initial term of his or her employment agreement provided the employee has been and continues to be in compliance with the Revised Merger Agreement and the restrictive covenants set forth in the employment agreement. If an employee terminates his or her employment agreement without "Employee Cause" or if we terminate the agreement for "Cause," we will have no further obligation to pay compensation under the agreement.

     The foregoing summary of the Independent Contractor Agreement is qualified in its entirety by reference to that agreement, which is attached as Exhibit
10.50 to this Form 8-K. The foregoing summary of the Employment Agreement with Randy H. Thomason is qualified in its entirety by reference to that agreement, which is attached as Exhibit 10.51 to this Form 8-K.

Professional Services Agreement

     Effective October 1, 2004, we entered into a Professional Services Agreement with Partners Resource Management, LLC. This agreement replaces the agreement dated February 13, 2003, between our company and

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PRM. Michael L. Hirschey, our Chief Executive Officer, is the sole member of
PRM. Mr. Hirschey, Leonard J. Ksobiech, who is our Chief Financial Officer, and other members of our management team are employees of PRM.

     Under the agreement, PRM provides executive management services to our company in the following roles:

     o    Chief Executive Officer
     o    Chief Operating Officer
     o    Chief Financial Officer
     o    Controller
     o    Vice President of Sales
     o    Sales support, contract administration, and administrative support
     o    IT support

     We will pay PRM a monthly retainer of $95,000 per month, plus PRM's out-of-pocket expenses that we approve in advance. In addition, we will pay PRM agreed-upon amounts for additional projects, such as financings or mergers and acquisitions. The agreement will expire on December 31, 2004.

     The foregoing summary of the Professional Services Agreement is qualified in its entirety by reference to the Professional Services Agreement, which is attached as Exhibit 10.52 to this Form 8-K.


Item 2.01.      Completion of Acquisition or Disposition of Assets.

     On November 9, 2004, we acquired FFCS by merging FFCS with and into our company. See Item 1.01, "Entry into a Material Definitive Agreement - Merger Agreement," for a more detailed description of the parties to the merger, the nature of FFCS's business, and the nature and amount of consideration given in connection with the merger.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

     Effective November 9, 2004, we entered into a Credit Agreement with Comerica Bank, as lender. The Credit Agreement provides for (a) a revolving line of credit facility for up to $1,500,000, which we can use to pay debt service and for working capital ("Facility A"), and (b) a term loan of $1,750,000, a portion of which we used to extinguish certain existing debt and the remainder of which we can use to pay debt service ("Facility B"). Amounts borrowed under the Credit Facility are secured by all of the tangible and intangible assets of our company. On November 9, 2004, we borrowed $500,000 under Facility A and $1,750,000 under Facility B. We paid origination fees totaling $25,000 in connection with the Credit Facility.

     Advances under Facility A will be limited to the lesser of (a) $1,500,000 or (b) the sum of 80% of eligible domestic trade accounts receivable plus 25% of eligible domestic inventory (as those terms are defined in the Credit Agreement) less a collateral reserve of $850,000. Amounts borrowed under Facility A bear interest at the bank's prime rate plus 1.0%, payable monthly, and mature on November 9, 2006. Amounts borrowed under Facility B bear interest at the bank's prime lending rate plus 2.0%, payable monthly, and will be paid in equal monthly payments of principal and interest through maturity on November 9, 2008. In addition to these monthly payments, beginning March 31, 2005, we will be required to pay 50% of our excess cash flow (as defined in the Credit Agreement) for each calendar quarter to reduce the outstanding principal balance of Facility B. We may prepay amounts borrowed under the Credit Facility without premium or penalty.

     The Credit Agreement includes various affirmative and negative covenants, including certain financial covenants and ratios, with which we must comply. Certain of these covenants prohibit our company from taking certain corporate actions without the written consent of the lender.


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     The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement and related documents, which are attached as Exhibits 10.45 through 10.48 to this Form 8-K.

Thomason Promissory Notes

     As a portion of the consideration for the merger with FFCS, we issued unsecured five-year promissory notes to each of Robert H. Thomason, Mary H. Thomason, Randy H. Thomason, and Jon M. Thomason. The aggregate principal amount of these notes totals $1,000,000. The notes bear interest at the rate of 6.0% per annum. The notes require annual payments of principal in the aggregate amount of $200,000, plus accrued but unpaid interest, on November 9 of each year through November 9, 2009. The Thomason notes are subordinated and subject in right of payment to all "senior indebtedness" of our company, as defined in the notes. Subject to the Subordination and Intercreditor Agreements described below, we may prepay these notes at any time without premium or penalty.

     The foregoing summary of the Thomason promissory notes is qualified in its entirety by reference to such notes, which are attached as Exhibits 10.49(a) through 10.49(d) to this Form 8-K.

Subordination and Intercreditor Agreements

     Pursuant to the terms of the Credit Agreement, each of Robert H. Thomason, Mary H. Thomason, Randy H. Thomason, and Jon M. Thomason entered into a Subordination and Intercreditor Agreement with Comerica Bank. Our company consented to the terms of each of these agreements. Under these agreements, each of the Thomasons has agreed that payment of their respective promissory note is subordinated to our obligations under the Credit Agreement, provided that we can make the annual payments of principal and interest under the Thomason promissory notes so long as we are not in default under the Credit Agreement. The Subordination and Intercreditor Agreements also include standstill provisions and provisions regarding blockage on default, cross-default with the senior debt, and cross-acceleration with the senior debt.


Item 3.02.        Unregistered Sales of Equity Securities.

     Effective November 9, 2004, we issued an aggregate of 9,500,000 shares of common stock to Robert H. Thomason, Mary H. Thomason, Randy H. Thomason, and Jon
M. Thomason in connection with the merger of FFCS with our company. See Item 1.01, "Entry into a Material Definitive Agreement." These shares were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933. No form of general solicitation or general advertising was used in connection with the transaction and we obtained representations and warranties from each of the Thomasons that he or she had access to complete information concerning our company, was acquiring the shares of common stock for investment and not with a view to the distribution thereof, and otherwise was not an underwriter within the meaning of Section 2(11) of the Securities Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  Appointment of Randy H. Thomason as President

     Effective November 9, 2004, Randy H. Thomason became our President pursuant to the terms of his employment agreement with our company. See Item 1.01, "Entry into a Material Definitive Agreement - Consulting and Employment Agreements," for a more detailed description of Mr. Thomason's employment agreement.

     Mr. Thomason has served as one of the principals of FFCS since 1986, and was serving as a director and President of the Sales and Marketing Division of FFCS immediately prior to its merger with our company. Mr. Thomason developed and implemented FFCS's marketing and direct mail programs, which enabled FFCS to grow its business significantly over the last five years. Prior to joining FFCS, Mr. Thomason was employed in the investment banking industry. Mr. Thomason is the son of Robert H. Thomason and Mary H. Thomason and the brother of Jon M. Thomason.

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Item 7.01.      Regulation FD Disclosure.

     On November 11, 2004, we issued a press release disclosing completion of the merger with FFCS. A copy of the press release is attached as Exhibit 99.1 hereto.

     On November 11, 2004, we issued a press release announcing that we have retained Miller Capital Corporation as our financial advisor. A copy of the press release is attached as Exhibit 99.2 hereto.


Item 9.01.      Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by this Item 9.01 shall be filed by amendment to this Form 8-K no later than January 26, 2005.

(b)  Pro Forma Financial Information.

     In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by this Item 9(b) shall be filed by amendment to this Form 8-K no later than January 26, 2005.

(c)  Exhibits

Exhibit
Number    Description
-------   -----------

 2.1 Revised Merger Agreement dated November 9, 2004, by and among OneSource Technologies, Inc., First Financial Computer Services, Inc., Robert H. Thomason, Mary H. Thomason, Randy H. Thomason, and Jon M. Thomason

10.45 Credit Agreement dated November 9, 2004, between OneSource Technologies, Inc. and Comerica Bank

10.46 Revolving Credit Promissory Note - Facility A dated November 9, 2004, in the principal amount of $1,500,000, executed by OneSource Technologies, Inc., as Borrower

10.47 Term Loan Note - Facility B dated November 9, 2004, in the principal amount of $1,750,000, executed by OneSource Technologies, Inc., as Borrower

10.48 Security Agreement and Collateral Assignment of Contracts dated November 9, 2004, between OneSource Technologies, Inc. and Comerica Bank

10.49(a) Promissory Note dated November 9, 2004, in the principal amount of $255,000, executed by OneSource Technologies, Inc., as Borrower, in favor of Robert H. Thomason

10.49(b) Promissory Note dated November 9, 2004, in the principal amount of $255,000, executed by OneSource Technologies, Inc., as Borrower, in favor of Mary H. Thomason

10.49(c) Promissory Note dated November 9, 2004, in the principal amount of $245,000, executed by OneSource Technologies, Inc., as Borrower, in favor of Randy H. Thomason
10.49(d) Promissory Note dated November 9, 2004, in the principal amount of $245,000, executed by OneSource Technologies, Inc., as Borrower, in favor of Jon M. Thomason

10.50 Independent Contractor Agreement dated November 9, 2004, between OneSource Technologies, Inc. and Robert H. Thomason

10.51 Employment Agreement dated November 9, 2004, between OneSource Technologies, Inc. and Randy H. Thomason

10.52 Professional Services Agreement dated October 1, 2004, between OneSource Technologies, Inc. and Partners Resource Management, LLC

99.1      Press Release dated November 11, 2004 regarding closing of merger

99.2      Press Release dated November 11, 2004 regarding Miller Capital
          Corporation



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ONESOURCE TECHNOLOGIES, INC.


Dated:  November 15, 2004                    By:  /s/ Leonard J. Ksobiech
                                                  -----------------------------
                                                  Leonard J. Ksobiech
                                                  Chief Financial Officer











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